                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   Form 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 23, 1998


                            ChemTrak Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                  0-19749               77-0295388
          ----------                ---------             ------------
(State or other jurisdiction of     (Commission         (I.R.S. Employer
 incorporation organization)        File Number)        Identification No.)


     929 E. Arques Avenue, Sunnyvale, California           94086-4520
     --------------------------------------------          ----------
      (Address of principal executive offices)             (Zip Code)


     Registrant's telephone number, including area code:   (408) 773-8156
                                                          ----------------


                                      N/A
       ----------------------------------------------------------------
         (Former name or former address, if changed since last report)

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     The Registrant hereby amends its Current Report on Form 8-K filed on
February 9, 1998, to include Item 7 as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

     (c)  Exhibits

          4.1 Form of Subscription Agreements dated as of January 23, 1998 and January 26, 1998, entered into by and among ChemTrak Incorporated and Austost Anstalt Schaan, Balmore Funds S.A., Arcadia Mutual Funds, Inc., Asia Equities, Dora Fried, Guilherme Duque and Paril Holding, respectively.

                                      -2-
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CHEMTRAK INCORPORATED


Dated:    February 25, 1998         By:  /s/ DONALD V. FLUKEN
                                       -----------------------
                                         Donald V. Fluken
                                         Vice President, Secretary and
                                         Chief Financial Officer

                                      -3-
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                               INDEX TO EXHIBITS

     Exhibit No.
     ----------

     4.1 Form of Subscription Agreements dated as of January 23, 1998 and January 26, 1998, entered into by and among ChemTrak Incorporated and Austost Anstalt Schaan, Balmore Funds S.A., Arcadia Mutual Funds, Inc., Asia Equities, Dora Fried, Guilherme Duque and Paril Holding, respectively.